UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 28, 2017

JOHNSON CONTROLS INTERNATIONAL PLC

(Exact name of registrant as specified in its charter)

Ireland	001-13836	98-0390500
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Albert Quay

Cork, Ireland

(Address of principal executive offices)

Registrant’s telephone number, including area code: 353-21-423-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01              Entry Into a Material Definitive Agreement.

The disclosure under Item 8.01 below regarding the Base Indenture and Supplemental Indenture (each as defined below) is incorporated under this Item 1.01 by reference.

Item 8.01              Other Events.

On November 28, 2017, Johnson Controls International plc (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”), dated November 28, 2017, among the Company, Commerzbank Aktiengesellschaft, Danske Bank A/S and UniCredit Bank AG, for themselves and as representatives of the several other underwriters named therein (the “Underwriters”), and the other Underwriters party thereto, under which the Company agreed to sell to the Underwriters €750 million aggregate principal amount of its 0.000% Senior Notes due 2020 (the “Notes”) in an offering registered under the Securities Act of 1933, as amended (the “Notes Offering”).

The Notes were issued pursuant to the Prospectus Supplement, dated November 28, 2017 (the “Prospectus Supplement”) and filed with the U.S. Securities and Exchange Commission (the “SEC”) on November [29], 2017, and the Prospectus, dated February 1, 2017, that forms a part of the Company’s registration statement on Form S-3 (File No. 333-215863), filed with the SEC on February 1, 2017 (the “Registration Statement”) and which automatically became effective under the Securities Act of 1933, as amended, upon filing pursuant to Rule 462(e) promulgated thereunder.

On December 4, 2017, the Company completed the Notes Offering. The Notes were issued under that certain Indenture (the “Base Indenture”), dated as of December 28, 2016, between the Company and U.S. Bank National Association, as trustee (the “Trustee”) and the Fourth Supplemental Indenture, dated December 4, 2017, among the Company, the Trustee and Elavon Financial Services DAC, UK Branch, as paying agent (the “Fourth Supplemental Indenture” and the Base Indenture, as so supplemented, the “Indenture”).

The Company intends to use the net proceeds from the Notes Offering for general corporate purposes, which may include acquisitions, additions to working capital, repurchase of ordinary shares, dividends, capital expenditures, investments in its subsidiaries and repayment of indebtedness.

The Notes are the Company’s unsecured, unsubordinated obligations and rank senior in right of payment to the Company’s existing and future indebtedness and other obligations that are expressly subordinated in right of payment to the Notes; equal in right of payment to the Company’s existing and future indebtedness and other obligations that are not so subordinated; effectively junior to any of the Company’s secured indebtedness and other obligations to the extent of the value of the assets securing such indebtedness or other obligations; and structurally junior to all existing and future indebtedness and other obligations incurred by the Company’s subsidiaries.

The Notes will mature on December 4, 2020.

Upon the occurrence of a Change of Control Triggering Event (as such term is defined in the Base Indenture), unless the Company has exercised its right to redeem the Notes by giving irrevocable notice on or prior to the 30th day after the Change of Control Triggering Event in accordance with the Indenture (or have defeased the Notes as described therein), each holder of Notes will have the right to require the Company to purchase all or a portion of such holder’s Notes at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, thereon to, but excluding, the date of purchase.

Copies of the Underwriting Agreement, the Base Indenture and the Fourth Supplemental Indenture are attached hereto as Exhibits 1.1, 4.1 and 4.2, respectively, and are incorporated herein by reference. The Company is filing Exhibits 5.1 and 5.2 below as exhibits to this Current Report on form 8-K for the purpose of incorporating them as exhibits to the Registration Statement and such exhibits are incorporated herein by reference.

The representations, warranties and covenants of each party set forth in the agreements described in this Current Report on Form 8-K have been made only for purposes of, and were and are solely for the benefit of the parties to, the applicable agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. In addition, certain representations and warranties were made only as of the date of the applicable agreement or such other date as is specified in the agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the applicable agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, such agreements are included with this filing only to provide investors with information regarding the terms of those agreements, and not to provide investors with any other factual information regarding the parties, their respective affiliates or their respective businesses. These agreements should not be read alone, but should instead be read in conjunction with the periodic and current reports and statements that the Company and/or its subsidiaries file with the SEC.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
1.1

Underwriting Agreement, dated November 28, 2017, among Johnson Controls International plc, Commerzbank Aktiengesellschaft, Danske Bank A/S and UniCredit Bank AG, for themselves and as representatives of the several other underwriters named therein, and the other underwriters party thereto.

4.1

Indenture, dated December 28, 2016, between Johnson Controls International plc and U.S. Bank National Association, as trustee (incorporated herein by reference to Exhibit 4.1 to Johnson Controls International plc’s Current Report on Form 8-K filed with the SEC on December 28, 2016).

4.2

Fourth Supplemental Indenture, dated December 4, 2017, among Johnson Controls International plc, U.S. Bank National Association, as trustee and Elavon Financial Services DAC, UK Branch, as paying agent (attaching form of the Notes).

4.3	Form of the Notes (included in Exhibit 4.2).
5.1	Opinion of Wachtell, Lipton, Rosen & Katz.
5.2	Opinion of Arthur Cox.
23.1	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.1).
23.2	Consent of Arthur Cox (included in Exhibit 5.2).

EXHIBIT INDEX

Exhibit No.	Exhibit Description
1.1

Underwriting Agreement, dated November 28, 2017, among Johnson Controls International plc, Commerzbank Aktiengesellschaft, Danske Bank A/S and UniCredit Bank AG, for themselves and as representatives of the several other underwriters named therein, and the other underwriters party thereto.

4.1

Indenture, dated December 28, 2016, between Johnson Controls International plc and U.S. Bank National Association, as trustee (incorporated herein by reference to Exhibit 4.1 to Johnson Controls International plc’s Current Report on Form 8-K filed with the SEC on December 28, 2016).

4.2

Fourth Supplemental Indenture, dated December 4, 2017, among Johnson Controls International plc, U.S. Bank National Association, as trustee, and Elavon Financial Services DAC, UK Branch, as paying agent (attaching form of the Notes).

4.3	Form of the Notes (included in Exhibit 4.2).
5.1	Opinion of Wachtell, Lipton, Rosen & Katz.
5.2	Opinion of Arthur Cox.
23.1	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.1).
23.2	Consent of Arthur Cox (included in Exhibit 5.2).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS INTERNATIONAL PLC

Date: December 4, 2017	By:	/s/Brian J. Stief
	Name:	Brian J. Stief
	Title:	Executive Vice President and Chief Financial Officer